This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding expectations for FLIR's performance are based on current expectations, estimates, and projections about FLIR’s business based, in part, on assumptions made by management and involve certain risks and uncertainties. Actual results could materially differ due to factors in the presentation and in the risk factors section of the Company’s Form 10-K and other reports and filings with the Securities and Exchange Commission. FLIR does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation, or for changes made to this document by external parties. FLIR reports financial results in accordance with U.S. generally accepted accounting principles (GAAP) and additionally on a non-GAAP basis. The terms “adjusted” and “adj” in this presentation refer to adjusted results, which are non-GAAP measures. See GAAP to non-GAAP reconciliations in the Appendix to this presentation. These non-GAAP measures of financial performance are not prepared in accordance with GAAP and computational methods may differ from those used by other companies. In calculating non-GAAP financial measures, FLIR excludes certain items to facilitate a review of the comparability of its core operating performance on a period-to-period basis. Items excluded consist of: separation, transaction, and integration costs, amortization of acquired intangibles, restructuring expenses and asset impairment charges, discrete legal and compliance matters, and discrete tax items. FLIR management believes these adjusted earnings metrics provide a view of the Company’s core ongoing operating results and facilitate consistent comparison of financial results over time. A full reconciliation of GAAP to non-GAAP financial data can be found in FLIR’s earnings release issued on August 6, 2020, which should be reviewed in conjunction with this presentation. Proprietary - Company Confidential ©2020 FLIR Systems Inc. Information and equipment described herein may require US Government authorization for export purposes. Diversion contrary to US law is prohibited. 2

A technology company focused on Provide disruptive technologies to serve the differentiated sensing solutions broader industrial and defense industries We are the “World’s Sixth Sense”, Innovate technologies that increase awareness revolutionizing human perception and insight so that professionals can make more informed decisions that save lives and livelihoods The appearance of U.S. Department of Defense (DoD) visual information does not imply or constitute DoD endorsement. Proprietary - Company Confidential ©2020 FLIR Systems Inc. Information and equipment described herein may require US Government authorization for export purposes. Diversion contrary to US law is prohibited. 3

NASDAQ:FLIR $4.6 B Arlington, VA 150+ Countries 4,200+ worldwide Develops, manufactures and services cameras, camera Develops and manufactures solutions for enhanced imaging, cores, related software and other offerings to create advanced surveillance and security, and the accurate thermal, industrial, and other types of imaging system detection, identification, classification, and suppression of solutions CBRNE threats for global military, law enforcement, public safety and other government entities Proprietary - Company Confidential ©2020 FLIR Systems Inc. Information and equipment described herein Proprietary - Company Confidential ©2020 FLIR Systems Inc. Information and equipment described herein may require US Government authorization for export purposes. Diversion contrary to US law is prohibited. 4 may require US Government authorization for export purposes. Diversion contrary to US law is prohibited. (1) As of September 15, 2020.

• Innovative products with differentiated size, weight, power, cost • Multi-threat detection / identification • Early detection capabilities for a multitude of problems • Integrated system platforms • Cameras and imaging systems for every application • Lab quality capability • High image quality and advanced measurement tools • Low false alarms • Best-in-class training and support • Airborne systems • Maritime systems • Building / electrical / • Firefighting cameras • Unmanned solutions • Radiation and explosives detectors mechanical inspection cameras • Commercial UAS • Integrated systems • Chemical-biological • Thermal camera cores • Security cameras • Border surveillance threat detectors • Machine vision cameras • Intelligent transportation systems • Automotive and Advanced Driver • Smart/safe cities Assistance System (ADAS) • Elevated Skin Temperature (EST) • Lab / R&D cameras Military Public Safety Federal Civilian • Predictive Maintenance • Electrical / Mechanical Engineering • Firefighting • Manufacturing Process Control • Machine Vision • Autonomous Automotive • Oil & Gas Production • Health Detection Proprietary - Company Confidential ©2020 FLIR Systems Inc. Information and equipment described herein may require US Government authorization for export purposes. Diversion contrary to US law is prohibited. 5

Create market-leading Deliver fully-integrated Provide sensing and Enhance the performance and differentiated sensors unmanned solutions for perception solutions that of human operators by throughout the FLIR eco- defense, public safety, and deliver actionable providing actionable system which support enterprise markets to intelligence so military and information and insights, decisions and enable the enhance decision-making at law enforcement guiding decision-making, safeguarding of people safe standoff distances professionals can rapidly and ultimately enabling and property detect, track, classify and efficient, decisive action respond Proprietary - Company Confidential ©2020 FLIR Systems Inc. Information and equipment described herein may require US Government authorization for export purposes. Diversion contrary to US law is prohibited. 6

• FLIR technology aids environmental stewards and organizations across the globe, collaborating with scientific researchers and field experts to better understand and improve the health of the planet. • Our technology helps visualize the impact of greenhouse gases, volcanoes and a host of other environmental phenomena. Thermal imaging technology is also used to study a variety of animals to help preserve these species. • FLIR donates its cameras to the World Wildlife Fund to help with their effort to protect endangered wildlife. Rangers use the technology to combat poaching in Africa and it has made a major impact. • FLIR supports charitable activities of many of our most important customers, including first responders and veterans. • FLIR employs hundreds of veterans in a range of job roles, including engineering, sales, business development, support, and executive staff. • The ‘FLIR TradeForce’ provides free thermography training to U.S. veterans through its Infrared Training Center, helping them become qualified thermal imaging experts as demand for thermographers in areas such as electrical, building inspection, moisture remediation, HVAC, and gas inspection continues to grow • FLIR is passionate in our efforts to support teachers and students by incorporating more thermal technology into classrooms and providing quality lesson plans and instructional tutorials for educational guidance and inspiration. • From K-12, Colleges, Universities, and Trade Schools, FLIR provides valuable resources to help educators and their students learn in an interactive and engaging way. The FLIR Education Portal offers a broad and growing assortment of lesson plans, labs, and teaching video aids that can be used to assist in the classroom. For more information about FLIR’s corporate social responsibility efforts, visit flir.com/about/hero Proprietary - Company Confidential ©2020 FLIR Systems Inc. Information and equipment described herein may require US Government authorization for export purposes. Diversion contrary to US law is prohibited. 7

BUSINESS OUTLOOK

2H 2020 Commentary

SOLID FINANCIAL PERFORMANCE

Mid-single digit revenue growth in 2H 2020 compared to 1H 2020

2H 2020 operating margins in-line with 1H 2020

Revenue and earnings more heavily weighted towards Q4 2020

FAVORABLE BUSINESS OUTLOOK

Industrial Technologies
- Recovery of commercially-centric businesses
- Demand for EST products and solutions at lower levels than 1H 2020 resulting in downward pressure on segment gross margin

Defense Technologies
- Ongoing demand for unmanned systems and solutions
- Administrative-related process delays due to COVID-19 shifting timing of revenues and bookings into 2H 2020

EXPANDING BACKLOG

Exited Q2 2020 with record total backlog of $913 M comprised of:
- $25 M for EST products
- $888 M for non-EST products across wide variety of end-markets

Proprietary - Company Confidential ©2020 FLIR Systems Inc. Information and equipment described herein may require US Government authorization for export purposes. Diversion contrary to US law is prohibited.

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Proprietary - Company Confidential ©2020 FLIR Systems Inc. Information and equipment described herein may require US Government authorization for export purposes. Diversion contrary to US law is prohibited. 9